                            WELLS FARGO PASSAGE (SM)

                                VARIABLE ANNUITY


                            HARTFORD GLOBAL LEADERS
                                    HLS FUND

                         HARTFORD GROWTH OPPORTUNITIES
                                    HLS FUND

                             HARTFORD MONEY MARKET
                                    HLS FUND


                                 ANNUAL REPORT

                               DECEMBER 31, 2002


                  Issued by: Fortis Benefits Insurance Company

---------------------------------------------------------------
NOT FDIC/NCUA INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
---------------------------------------------------------------
NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
---------------------------------------------------------------
[FDIC LOGO]   [BANK LOGO]

Hartford Global Leaders HLS Fund inception 9/30/1998

PERFORMANCE OVERVIEW 9/30/98 - 12/31/02
Growth of a $10,000 investment(1)

[PLOTPOINTS FOR LINE GRAPH]

GLOBAL LEADERS IA               MSCI WORLD INDEX
$10,000 starting value          $10,000 starting value
$12,375 ending value            $ 8,886 ending value
--------------------            --------------------
        10000                           10000
        13188                           12122
        14140                           12566
        14974                           13176
        14930                           12991
        19830                           15194
        21161                           15361
        20430                           14827
        19982                           14093
        18429                           13231
        15624                           11541
        16215                           11861
        13654                           10165
        15373                           11046
        15250                           11114
        14111                           10095
        11285                            8247
        12375                            8886


AVERAGE ANNUAL RETURNS(2) (as of 12/31/2002)

                        1 YEAR      SINCE INCEPTION
                        ------      ---------------
Global Leaders IA       -19.51%          5.14%
                         -----           ----
Global Leaders IB       -19.70%          4.94%
                         -----           ----

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.


PORTFOLIO MANAGER
ANDREW S. OFFIT
Senior Vice President, Partner
Wellington Management Company, LLP
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund returned -19.51% for the 12 months ended December 31, 2002. The Fund outperformed the Morgan Stanley Capital International (MSCI) World Index, which returned -19.56% over the same time period. The Fund under-performed the Lipper Global Funds VA-UF Average, which returned -18.36% for the same period.

WHY DID THE FUND PERFORM THIS WAY?

This was a difficult year for global equities, particularly those with a growth bias such as the "global leaders" in which this Fund invests. The market continues to be volatile and unforgiving, punishing those companies that miss widely disseminated sales or earnings targets. While we missed many disasters during 2002, our growth focus resulted in an overweight position in technology, which performed poorly, and underweight positions in utilities and consumer staples, which performed relatively well. The Fund's stock selection in technology was excellent, however, adding value with holdings such as Nortel Networks Corp. (communications), SAP AG (software & services), and STMicroelectronics N.V. (electronics). On the negative side, the Fund was hurt by the poor performance of several of our Financial companies, including American Express Co. (banks) and ING Group N.V. (insurance). Successful stock picking continues to be the primary focus of the market as well as of our process, with our sector and country weights being a residual result of where we find the best opportunities. As of year-end the Fund was most overweight in technology and most underweight in the Financial sector. The Fund's year-end U.S. weight was 51%.

WHAT IS THE OUTLOOK FOR THE 2003?

2002 marks the third consecutive down year, only the sixth time in U.S. history that this has happened. Clearly, we are now closer to the bottom of the market than the top. With the bubble now burst, valuations globally are in line with growth prospects. For these reasons, we are optimistic about the future. Going forward, while market volatility continues, stock picking is critical, playing right into our style and process. Moreover, global leaders tend to perform better during these periods due to their global dominance. We have confidence in our ability to achieve superior returns in such an environment.

Hartford Growth Opportunities HLS Fund inception 3/24/1987
PERFORMANCE OVERVIEW 12/31/92 - 12/31/02
Growth of a $10,000 investment(1)

[PLOTPOINTS FOR LINE GRAPH]

GROWTH OPPORTUNITIES IA         RUSSELL 3000 GROWTH INDEX*        S&P MIDCAP 400 INDEX
$10,000 starting value          $10,000 starting value            $10,000 starting value
$18,932 ending value            $18,413 ending value              $30,946 ending value
--------------------            --------------------              --------------------
     10000                                 10000                            10000
      9891                                  9910                            10328
     10321                                  9787                            10569
     10875                                  9994                            11100
     10878                                 10369                            11395
     10574                                  9915                            10963
      9689                                  9767                            10563
     10609                                 10535                            11278
     10572                                 10842                            10987
     11044                                 11564                            11887
     12582                                 12703                            12923
     13929                                 13885                            14185
     13496                                 14473                            14387
     14229                                 15256                            15273
     15010                                 16218                            15713
     15514                                 16727                            16170
     15712                                 17640                            17150
     14490                                 17546                            16895
     16821                                 20843                            19378
     18736                                 22599                            22494
     17664                                 22710                            22681
     19809                                 26079                            25180
     20458                                 27011                            24640
     17177                                 24240                            21075
     21023                                 30663                            27016
     21105                                 32428                            25293
     22118                                 33920                            28873
     22607                                 32644                            26448
     32620                                 41034                            30994
     27792                                 44028                            34926
     37445                                 42692                            33775
     41285                                 40436                            37878
     33920                                 31836                            36420
     25999                                 25603                            32496
     28306                                 27619                            36772
     21848                                 22091                            30681
     26168                                 25588                            36200
     25671                                 24937                            38633
     21457                                 20331                            35037
     17424                                 17180                            29240
     18932                                 18413                            30946


AVERAGE ANNUAL RETURNS (as of 12/31/2002)

                            1 YEAR     5 YEARS     10 YEARS
                            ------     -------     --------
Growth Opportunities IA     -27.65%       1.40%        6.59%
Growth Opportunities IB(1)  -22.65%       1.14%        6.33%

* The Fund has changed its benchmark from the S&P MidCap 400 Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index is better suited for the investment strategy of the fund.

(1) Class IB shares commenced on April 30, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the class IB shares will vary from the results seen on this page due to differences in the expense charged to this class.


PORTFOLIO MANAGER
MICHAEL T. CARMEN, CFA
Vice President
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities Fund returned -27.65% for the 12 months ended December 31, 2002. The Fund outperformed the Russell 3000 Growth Index, which returned -28.04% over the same period. The Fund underperformed both the S&P MidCap 400 Index, which returned -14.51% and the Lipper Multi-Cap Core VA-UF Average, which returned -22.48% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the twelve-month period the global growth environment remained fragile. Weak equity markets, high oil prices, and lingering uncertainty about the conflict with Iraq were all weighting on consumers and corporations. Bankruptcies and de-leveraging were restraining the economy as well, but they are part of the required healing process needed to generate stronger growth in the future.

The Fund's outperformance versus the Russell 3000 Growth Index resulted from a sector allocation rather than stock selection. The Fund's large overweight position in the consumer discretionary sector proved to be beneficial as it was one of the better performing sectors over the twelve-month period. The Fund's significant underweight positions in economically sensitive sectors such as financials also positively contributed to performance.

The top three contributors to the Fund's overall performance over this twelve-month period were Nextel Communications, Inc. (communications), Accenture Ltd., Class A (business services) and Pacific Sunwear of California, Inc. (retail), and three detractors were Cendant Corp. (business services), Sanmina-SCI Corp. (electronics) and Adelphia Communications Corp.
(communications).

WHAT IS YOUR OUTLOOK FOR 2003?

There has been a gradual economic recovery over the course of 2002 in both the economy and corporate earnings. In the third quarter, real GDP grew by 3.2% versus a year ago and S&P 500 operating earnings rose 10%. We expect similar growth rates in 2003. The consumer has been the mainstay of growth, but is expected to moderate. Over the past few months, spending has been helped by record "cash-outs" from mortgage refinancing. Going forward, however, we expect a slow moving jobs recovery, decelerating wage gains, geopolitical concerns, and higher oil prices to slow spending gains. A stronger job market later in 2003 should set the stage for stronger consumption in 2004.

 HARTFORD GLOBAL LEADERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.9%
            APPAREL & TEXTILE -- 1.8%
       38   Adidas AG.........................................  $  3,230
      318   Industria de Diseno Textil S.A. ..................     7,516
                                                                --------
                                                                  10,746
                                                                --------
            BANKS -- 7.4%
       43   Bank One Corp. ...................................     1,568
      118   Bank of America Corp. ............................     8,188
      501   Citigroup, Inc. ..................................    17,633
      783   Credit Suisse Group...............................    16,998
                                                                --------
                                                                  44,387
                                                                --------
            BUSINESS SERVICES -- 1.0%
    1,486   Capita Group PLC..................................     5,909
                                                                --------
            CHEMICALS -- 1.9%
      262   du Pont (E.I.) de Nemours & Co. ..................    11,113
                                                                --------
            COMMUNICATIONS -- 16.4%
   +2,077   Alcatel S.A. .....................................     9,109
  *19,268   China Telecom Corp., Ltd. ........................     3,385
  *+6,338   China Unicom Ltd. ................................     4,307
      237   Deutsche Telekom AG...............................     3,038
    2,848   Koninklijke KPN N.V. .............................    18,527
    1,415   Nokia Oyj.........................................    22,503
  *+9,396   Nortel Networks Corp. ............................    15,127
    9,710   Vodafone Group PLC................................    17,743
  *+1,047   Wanadoo...........................................     4,693
                                                                --------
                                                                  98,432
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 6.0%
      123   3M Co. ...........................................    15,154
     *651   Dell Computer Corp. ..............................    17,418
      198   Hewlett-Packard Co. ..............................     3,429
                                                                --------
                                                                  36,001
                                                                --------
            CONSTRUCTION -- 0.9%
      298   Halliburton Co. ..................................     5,566
                                                                --------
            CONSUMER NON-DURABLES -- 2.8%
      268   Unilever N.V., NY Shares..........................    16,533
                                                                --------
            DRUGS -- 10.0%
      *63   Amgen, Inc. ......................................     3,050
       85   AstraZeneca PLC...................................     3,035
      230   Eli Lilly & Co. ..................................    14,605
      598   Pfizer, Inc. .....................................    18,290
      774   Schering-Plough Corp. ............................    17,172
      100   Teva Pharmaceutical Industries Ltd., ADR..........     3,876
                                                                --------
                                                                  60,028
                                                                --------
            ELECTRONICS -- 5.6%
      720   General Electric Co. .............................    17,534
      =88   Samsung Electronics Co., Ltd., GDR................    11,713
       32   Samsung Electronics Co., Ltd., GDR................     4,211
                                                                --------
                                                                  33,458
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ENERGY & SERVICES -- 7.0%
   +5,682   Cnooc Ltd. .......................................  $  7,395
      678   Exxon Mobil Corp. ................................    23,679
      155   Schlumberger Ltd. ................................     6,537
       31   TotalFinaElf S.A., B Shares.......................     4,384
                                                                --------
                                                                  41,995
                                                                --------
            FINANCIAL SERVICES -- 4.6%
      873   AXA...............................................    11,721
       35   Goldman Sachs Group, Inc. (The)...................     2,390
      213   Merrill Lynch & Co., Inc. ........................     8,095
    1,556   Nikko Cordial Corp. ..............................     5,245
                                                                --------
                                                                  27,451
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 7.3%
      189   Coca-Cola Co. (The)...............................     8,264
    1,201   Compass Group PLC.................................     6,362
       34   Groupe Danone.....................................     4,534
    1,231   Imperial Tobacco Group PLC........................    20,854
      598   Woolworths Ltd. ..................................     3,836
                                                                --------
                                                                  43,850
                                                                --------
            INSURANCE -- 1.9%
      864   Aegon N.V. .......................................    11,110
                                                                --------
            MACHINERY -- 2.8%
     *118   American Standard Cos., Inc. .....................     8,380
      149   Deere & Co. ......................................     6,850
      222   Tomra Systems ASA.................................     1,442
                                                                --------
                                                                  16,672
                                                                --------
            MEDIA & ENTERTAINMENT -- 5.1%
     *355   British Sky Broadcasting PLC......................     3,655
   +1,087   Mediaset S.p.A. ..................................     8,283
     +118   Societe Television Francaise 1....................     3,155
     *112   Viacom, Inc., Class B.............................     4,553
     +696   Vivendi S.A. .....................................    11,234
                                                                --------
                                                                  30,880
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.7%
      218   Medtronic, Inc. ..................................     9,941
                                                                --------
            METALS, MINERALS & MINING -- 4.2%
      150   AngloGold Ltd., ADR...............................     5,122
       51   Lukoil ADR........................................     3,127
      =49   Lukoil Holdings ADR...............................     2,992
      214   Newmont Mining Corp. .............................     6,198
     +311   SFK AB............................................     8,067
                                                                --------
                                                                  25,506
                                                                --------
            RETAIL -- 4.3%
      351   Fast Retailing Co., Ltd. .........................    12,374
       12   Wal-Mart Stores, Inc. ............................       616
     *190   eBay, Inc. .......................................    12,886
                                                                --------
                                                                  25,876
                                                                --------
            SOFTWARE & SERVICES -- 3.1%
     *373   Microsoft Corp. ..................................    19,274
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 0.1%
      134   P&O Princess Cruises PLC..........................  $    926
                                                                --------
            Total common stocks...............................  $575,654
                                                                ========
SHORT-TERM SECURITIES -- 13.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 7.4%
   44,577   State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 44,577
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.8%
  $34,911   Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $ 34,911
                                                                --------
            Total short-term securities.......................  $ 79,488
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $553,008)......   95.9%  $575,654
Total short-term securities (cost
  $79,488)...............................   13.2     79,488
                                           -----   --------
Total investment in securities (total
  cost $632,496) -- including $40,310 of
  securities loaned (See Note 2(i))......  109.1    655,142
Cash, receivables and other assets.......    0.2      1,320
Payable for securities purchased.........   (1.5)    (9,002)
Payable for Fund shares redeemed.........   (0.4)    (2,487)
Payable for accounting services..........   (0.0)        (1)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (7.4)   (44,577)
Other liabilities........................   (0.0)       (73)
                                           -----   --------
Net assets...............................  100.0%  $600,322
                                           =====   ========

                                                  MARKET
                                                   VALUE
                                                 ---------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,200,000 shares authorized; 52,214 shares
  outstanding..................................  $      52
Paid in capital................................    876,406
Accumulated net investment income..............      1,132
Accumulated net realized loss on investments...   (299,895)
Unrealized appreciation on securities..........     22,646
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g))@@@........         (9)
Unrealized depreciation on other assets and
  liabilities in foreign currencies............        (10)
                                                 ---------
Net assets.....................................  $ 600,322
                                                 =========
Class IA
  Net asset value per share ($544,901 / 47,382
    shares outstanding) (3,000,000 shares
    authorized)................................     $11.50
                                                 =========
Class IB
  Net asset value per share ($55,421 / 4,832
    shares outstanding) (200,000 shares
    authorized)................................     $11.47
                                                 =========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2(i)).

    = Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $14,705 or 2.4% of net assets.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)             $1,128             $1,124          1/3/2003              $  4
British Pound (Buy)                602                603          1/6/2003                (1)
EURO (Buy)                       1,513              1,511          1/3/2003                 2
EURO (Buy)                       3,421              3,420          1/6/2003                 1
EURO (Buy)                       1,907              1,904          1/7/2003                 3
Norwegian Krone (Sell)             750                732          1/2/2003               (18)
                                                                                         ----
                                                                                         $ (9)
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
COMMON STOCKS -- 94.6%
            AEROSPACE & DEFENSE -- 1.3%
  *222      Garmin Ltd. ......................................  $   6,490
                                                                ---------
            APPAREL & TEXTILE -- 1.3%
*1,759      Burberry Group PLC................................      6,357
                                                                ---------
            BANKS -- 4.4%
   162      Capital One Financial Corp. ......................      4,812
   179      Fannie Mae........................................     11,489
    81      Freddie Mac.......................................      4,795
                                                                ---------
                                                                   21,096
                                                                ---------
            BUSINESS SERVICES -- 7.6%
  *636      Accenture Ltd., Class A...........................     11,443
*1,340      Cendant Corp. ....................................     14,039
  *329      Lamar Advertising Co., Class A....................     11,054
                                                                ---------
                                                                   36,536
                                                                ---------
            COMMUNICATIONS -- 11.4%
   185      AT&T Corp. .......................................      4,818
  *568      Citizens Communications Co. ......................      5,989
    89      Global Payments, Inc. ............................      2,849
  *771      Nextel Communications, Inc., Class A..............      8,904
   719      Nokia Corp., ADR..................................     11,149
  *158      QUALCOMM, Inc. ...................................      5,757
  *453      UTStarcom, Inc. ..................................      8,989
   362      Vodafone Group PLC, ADR...........................      6,565
                                                                ---------
                                                                   55,020
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 0.5%
 *+164      Palm, Inc. .......................................      2,570
                                                                ---------
            CONSUMER DURABLES -- 1.2%
   198      Newell Rubbermaid, Inc. ..........................      6,011
                                                                ---------
            CONSUMER NON-DURABLES -- 3.0%
  *372      Fossil, Inc. .....................................      7,558
   250      McKesson Corp. ...................................      6,751
                                                                ---------
                                                                   14,309
                                                                ---------
            CONSUMER SERVICES -- 0.6%
  *+74      FTI Consulting, Inc. .............................      2,979
                                                                ---------
            DRUGS -- 16.3%
  *162      Cephalon, Inc. ...................................      7,865
    97      Eli Lilly & Co. ..................................      6,172
   *37      Forest Laboratories, Inc. ........................      3,673
  *209      Genzyme Corp. ....................................      6,171
  *203      Gilead Sciences, Inc. ............................      6,899
   *89      IDEC Pharmaceuticals Corp. .......................      2,949
  *753      Millennium Pharmaceuticals, Inc. .................      5,980
   *91      Neurocrine Biosciences, Inc. .....................      4,160
   304      Pfizer, Inc. .....................................      9,296
   509      Schering-Plough Corp. ............................     11,293
  *+49      Scios, Inc. ......................................      1,600
   175      Serono S.A., ADR..................................      2,376
  *358      Watson Pharmaceuticals, Inc. .....................     10,129
                                                                ---------
                                                                   78,563
                                                                ---------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
            EDUCATION -- 0.9%
  *104      Career Education Corp. ...........................  $   4,144
                                                                ---------
            ELECTRICAL EQUIPMENT -- 1.9%
  *258      Thermo Electron Corp. ............................      5,199
  *135      Varian, Inc. .....................................      3,879
                                                                ---------
                                                                    9,078
                                                                ---------
            ELECTRONICS -- 4.0%
  *324      ASM Lithography Holding N.V., NY Shares...........      2,706
   *74      Cymer, Inc. ......................................      2,374
   137      Harman International Industries, Inc. ............      8,134
   *88      Novellus Systems, Inc. ...........................      2,460
 *+446      Skyworks Solutions, Inc. .........................      3,848
                                                                ---------
                                                                   19,522
                                                                ---------
            FOOD, BEVERAGE & TOBACCO -- 2.6%
   211      Bunge Ltd. .......................................      5,077
   157      General Mills, Inc. ..............................      7,390
                                                                ---------
                                                                   12,467
                                                                ---------
            HEALTH SERVICES -- 4.8%
  *324      Edwards Lifesciences Corp. .......................      8,250
   158      HCA, Inc. ........................................      6,536
  *294      Human Genome Sciences, Inc. ......................      2,591
  *252      Laboratory Corp. of American Holdings.............      5,866
                                                                ---------
                                                                   23,243
                                                                ---------
            HOTELS & GAMING -- 1.8%
  *356      Station Casinos, Inc. ............................      6,294
 *+200      Wynn Resorts, Ltd. ...............................      2,619
                                                                ---------
                                                                    8,913
                                                                ---------
            MACHINERY -- 0.9%
   197      AGCO Corp. .......................................      4,351
                                                                ---------
            MEDIA & ENTERTAINMENT -- 2.3%
   *94      Clear Channel Communications, Inc. ...............      3,487
  *196      USA Networks, Inc. ...............................      4,483
  *125      Univision Communications, Inc., Class A...........      3,063
                                                                ---------
                                                                   11,033
                                                                ---------
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.0%
  *362      St. Jude Medical, Inc. ...........................     14,395
  *332      Viasys Healthcare, Inc. ..........................      4,949
                                                                ---------
                                                                   19,344
                                                                ---------
            RESEARCH & TESTING FACILITIES -- 1.3%
  *457      Applera Corp. -- Celera Genomics Group............      4,362
  *184      Telik, Inc. ......................................      2,150
                                                                ---------
                                                                    6,512
                                                                ---------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                           VALUE
---------                                                       ---------
            RETAIL -- 9.7%
  *101      Advance Auto Parts, Inc. .........................  $   4,914
  *286      AnnTaylor Stores Corp. ...........................      5,844
   591      Foot Locker, Inc. ................................      6,200
   667      Gap, Inc. (The)...................................     10,347
  *525      Pacific Sunwear of California, Inc. ..............      9,290
  *189      Williams-Sonoma, Inc. ............................      5,137
   *76      eBay, Inc. .......................................      5,120
                                                                ---------
                                                                   46,852
                                                                ---------
            SOFTWARE & SERVICES -- 6.3%
  *183      BISYS Group, Inc. (The)...........................      2,908
  *157      Cognos, Inc. .....................................      3,684
   291      First Data Corp. .................................     10,318
   *71      Intuit, Inc. .....................................      3,322
  *201      Microsoft Corp. ..................................     10,381
                                                                ---------
                                                                   30,613
                                                                ---------
            TRANSPORTATION -- 6.5%
   192      Carnival Corp., Class A...........................      4,783
  *+91      JetBlue Airways Corp. ............................      2,453
    54      Northrop Grumman Corp. ...........................      5,257
  +276      Royal Carrribean Cruises Ltd. ....................      4,616
 *+234      Ryanair Holdings PLC, ADR.........................      9,163
  *188      Yellow Corp. .....................................      4,736
                                                                ---------
                                                                   31,008
                                                                ---------
            Total common stocks...............................  $ 457,011
                                                                =========
SHORT-TERM SECURITIES -- 11.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 5.3%
25,858      Boston Global Investment Trust....................  $  25,858
                                                                ---------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.9%
$28,678     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 01/02/03..............................  $  28,678
                                                                ---------
            Total short-term securities.......................  $  54,536
                                                                =========

                                                   MARKET
                                                    VALUE
                                                  ---------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $460,893).....   94.6%  $ 457,011
Total short-term securities (cost
  $54,536)..............................   11.2      54,536
                                          -----   ---------
Total investment in securities (total
  cost $515,429) -- including $24,165 of
  securities loaned (See Note 2(i)).....  105.8     511,547
Cash, receivables and other assets......    0.0         147
Payable for securities purchased........   (0.5)     (2,427)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (5.3)    (25,858)
Other liabilities.......................   (0.0)        (77)
                                          -----   ---------
Net assets..............................  100.0%  $ 483,332
                                          =====   =========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.010 per share;
  200,000 shares authorized; 29,480 shares
  outstanding..................................  $     295
Paid in capital................................    712,499
Accumulated net investment loss................        (16)
Accumulated net realized loss on investments...   (225,564)
Unrealized depreciation on securities..........     (3,882)
                                                 ---------
Net assets.....................................  $ 483,332
                                                 =========


Class IA
  Net asset value per share ($478,045 / 29,157
    shares outstanding) (187,500 shares
    authorized)...................................  $16.40
                                                    ======
Class IB
  Net asset value per share ($5,287 / 323 shares
    outstanding) (12,500 shares authorized).......  $16.37
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2002.
       (See Note 2 (i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
COMMERCIAL PAPER -- 63.6%
$ 10,000    7-Eleven, Inc.                                       $    9,983
              1.39% due 02/13/03..............................
  10,000    7-Eleven, Inc.                                            9,983
              1.39% due 02/14/03..............................
   4,600    7-Eleven, Inc.                                            4,598
              1.60% due 01/09/03..............................
  20,000    7-Eleven, Inc.                                           19,986
              1.60% due 01/17/03..............................
  31,000    Abbott Laboratories                                      30,991
              1.27% due 01/09/03..............................
  34,000    Abbott Laboratories                                      33,953
              1.29% due 02/11/03..............................
  50,000    American Express Credit Corp.                            49,834
              1.34% due 03/31/03..............................
  34,000    American General Finance Corp.                           33,915
              1.32% due 03/10/03..............................
  10,000    American Honda Finance Corp.                              9,985
              1.33% due 02/11/03..............................
  20,000    Bemis Co., Inc.                                          19,990
              1.34% due 01/14/03..............................
  15,000    Bradford & Bingley PLC                                   14,976
              1.53% due 02/07/03..............................
  40,000    Bradford & Bingley PLC                                   39,841
              1.74% due 03/24/03..............................
  42,000    Cafco Holding Corp.                                      41,957
              1.32% due 01/29/03..............................
  18,000    Cafco Holding Corp.                                      17,973
              1.34% due 02/10/03..............................
  25,000    Cargill, Inc.                                            24,972
              1.74% due 01/24/03..............................
  17,000    Caterpillar Financial Services                           16,966
              1.30% due 02/26/03..............................
  55,000    Coca-Cola Co. (The)                                      54,931
              1.67% due 01/28/03..............................
  40,500    Diageo Capital PLC                                       40,398
              1.29% due 03/12/03..............................
  21,000    Diageo Capital PLC                                       20,873
              2.86% due 03/18/03..............................
  50,000    Federal Home Loan Mortgage Association                   49,685
              1.26% due 06/30/03..............................
  21,000    Federal Home Loan Mortgage Association                   20,985
              1.69% due 01/16/03..............................
  40,000    Federal National Mortgage Association                    39,987
              1.70% due 01/08/03..............................
   8,500    Federal National Mortgage Association                     8,497
              1.70% due 01/08/03..............................
  55,000    Gannett Co., Inc.                                        54,998
              1.29% due 01/02/03..............................
  21,000    International Lease Finance Corp.                        20,996
              1.35% due 01/06/03..............................
  29,000    Johnson & Johnson                                        28,885
              1.29% due 04/22/03..............................
  36,000    Johnson & Johnson                                        35,962
              1.73% due 01/23/03..............................
  25,000    Lehman Brothers Holdings, Inc.                           25,000
              1.725% due 03/28/03.............................
  25,000    Merck & Co., Inc.                                        24,988
              1.30% due 01/14/03..............................

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
$ 40,000    Merck & Co., Inc.                                    $   39,962
              1.31% due 01/27/03..............................
  10,000    Morgan (J.P.) Chase & Co.                                10,001
              1.935% due 01/30/03.............................
  40,000    Nationwide Building Society                              39,937
              1.67% due 02/04/03..............................
  23,000    Nestle Capital Corp.                                     22,948
              1.30% due 03/05/03..............................
  42,000    Nestle Capital Corp.                                     41,759
              1.33% due 06/05/03..............................
  22,000    Nordea North America, Inc.                               21,906
              1.32% due 04/28/03..............................
  43,000    Nordea North America, Inc.                               42,887
              1.72% due 02/25/03..............................
  13,000    Northern Rock PLC                                        12,963
              1.34% due 03/18/03..............................
   9,700    Northern Rock PLC                                         9,688
              1.70% due 01/28/03..............................
  41,844    Northern Rock PLC                                        41,763
              1.70% due 02/11/03..............................
  20,000    Old Line Funding Corp.                                   19,996
              1.33% due 01/06/03..............................
  16,000    Old Line Funding Corp.                                   15,975
              1.35% due 02/12/03..............................
  10,000    Old Line Funding Corp.                                    9,999
              1.36% due 01/03/03..............................
   6,800    Old Line Funding Corp.                                    6,797
              1.36% due 01/14/03..............................
  27,225    Pfizer, Inc.                                             27,195
              1.66% due 01/24/03..............................
  20,000    Pfizer, Inc.                                             19,981
              1.73% due 01/21/03..............................
  25,000    Procter & Gamble Co. (The)                               24,856
              1.67% due 05/05/03..............................
  10,000    Salomon Smith Barney Holdings, Inc.                       9,977
              1.34% due 03/03/03..............................
  47,000    Sara Lee Corp.                                           46,953
              1.39% due 01/27/03..............................
  28,000    Spintab, Inc.                                            27,901
              1.33% due 04/07/03..............................
  36,000    Spintab, Inc.                                            35,945
              1.67% due 02/03/03..............................
  65,000    State Street Corp.                                       64,824
              1.30% due 03/17/03..............................
  20,000    Svenska Handelsbanken, Inc.                              19,918
              1.33% due 04/22/03..............................
  12,000    Svenska Handelsbanken, Inc.                              11,962
              1.63% due 03/12/03..............................
   5,000    Svenska Handelsbanken, Inc.                               4,983
              1.63% due 03/18/03..............................
  18,000    Svenska Handelsbanken, Inc.                              17,927
              1.65% due 03/31/03..............................
  40,000    Toronto-Dominion Holdings (USA), Inc.                    39,834
              1.34% due 04/23/03..............................
  10,000    Toyota Motor Credit Corp.                                 9,990
              1.32% due 01/27/03..............................
   8,050    UBS Finance (Deleware), Inc.                              8,026
              1.30% due 03/26/03..............................
  35,000    UBS Finance (Deleware), Inc.                             34,900
              1.34% due 03/19/03..............................

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
COMMERCIAL PAPER -- (CONTINUED)
$ 25,000    Washington Post Co.                                  $   24,944
              1.33% due 03/03/03..............................
  35,400    Washington Post Co.                                      35,382
              1.55% due 01/13/03..............................
  34,000    Wyeth                                                    33,964
              1.90% due 01/21/03..............................
                                                                 ----------
                                                                  1,642,131
                                                                 ----------
            Total commercial paper............................   $1,642,131
                                                                 ==========
CORPORATE NOTES -- 31.2%
$ 55,000    Bank One Corp.                                       $   55,019
              1.63% due 02/18/03..............................
  42,000    Bank of New York Co., Inc. (The)                         42,035
              1.848% due 10/30/03.............................
  25,000    Cargill, Inc.                                            24,989
              1.69% due 01/10/03..............................
   8,000    General Electric Capital Corp.                            8,011
              1.898% due 10/22/03.............................
  21,500    General Electric Capital Corp.                           21,524
              5.375% due 01/15/03.............................
  32,000    General Electric Capital Corp.                           32,119
              7.00% due 02/03/03..............................
  37,000    Goldman Sachs Group, Inc. (The)                          37,000
              1.656% due 02/03/03.............................
 =27,000    Honda Motor Corp.                                        27,000
              1.81% due 01/13/03..............................
 =28,000    Honda Motor Corp.                                        27,993
              1.81% due 10/21/03..............................
  41,500    Key Bank N.A.                                            41,505
              1.70% due 02/07/03..............................
   9,750    Lehman Brothers Holdings, Inc.                            9,758
              2.17% due 04/04/03..............................
   4,500    Lehman Brothers Holdings, Inc.                            4,549
              6.25% due 04/01/03..............................
   5,000    Lehman Brothers Holdings, Inc.                            5,095
              7.00% due 05/15/03..............................
  52,000    Merrill Lynch & Co., Inc.                                52,023
              1.55% due 06/24/03..............................
  17,000    Morgan (J.P.) Chase & Co.                                17,004
              1.53% due 02/20/03..............................
  32,000    Morgan (J.P.) Chase & Co.                                32,008
              1.53% due 03/06/03..............................
  40,000    Morgan Stanley Dean Witter & Co.                         40,015
              1.62% due 02/21/03..............................
   7,000    Morgan Stanley Dean Witter & Co.                          7,006
              1.859% due 05/05/03.............................
  13,000    Morgan Stanley Dean Witter & Co.                         13,026
              7.125% due 01/15/03.............................
  20,000    Nationwide Building Society                              20,000
              1.42% due 02/14/03..............................
  32,000    SBC Communications, Inc.                                 32,000
              1.38% due 03/14/03..............................
  55,000    Salomon Smith Barney Holdings, Inc.                      55,000
              1.355% due 05/09/03.............................

PRINCIPAL                                                          MARKET
 AMOUNT                                                            VALUE
---------                                                        ----------
$ 55,000    Toyota Motor Credit Corp.                            $   55,000
              1.369% due 11/24/03.............................
  22,000    US Bancorp                                               22,042
              1.65% due 09/15/03..............................
  38,000    US Bancorp                                               38,010
              1.937% due 02/03/03.............................
  55,000    Wachovia Bank N.A.                                       55,000
              1.773% due 10/20/03.............................
  30,000    Wells Fargo & Co.                                        30,000
              1.359% due 11/24/03.............................
                                                                 ----------
                                                                    804,731
                                                                 ----------
            Total corporate notes.............................   $  804,731
                                                                 ==========
REPURCHASE AGREEMENT -- 5.8%
$150,471    Joint Repurchase Agreement                           $  150,471
              (See Note 2(d))
              1.10% due 01/02/03..............................
                                                                 ----------
            Total repurchase agreement........................   $  150,471
                                                                 ==========

DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $1,642,131)..........................   63.6%  $1,642,131
Total corporate notes (cost
  $804,731)............................   31.2      804,731
Total repurchase agreements (cost
  $150,471)............................    5.8      150,471
                                         -----   ----------
Total investment in securities
  (total cost $2,597,333)..............  100.6    2,597,333
Cash, receivables and other assets.....    0.3        5,731
Payable for fund shares redeemed.......   (0.8)     (19,482)
Dividends payable......................   (0.1)      (2,170)
Payable for accounting services........   (0.0)          (3)
Other liabilities......................   (0.0)         (39)
                                         -----   ----------
Net assets.............................  100.0%  $2,581,370
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.10 per share;
  7,000,000 shares authorized; 2,581,370 shares
  outstanding..................................  $  258,137
Paid in capital................................   2,323,233
                                                 ----------
Net assets.....................................  $2,581,370
                                                 ==========

Class IA
  Net asset value per share ($2,319,456 / 2,319,456
    shares outstanding)(6,000,000 shares
    authorized)....................................  $1.00
                                                     =====
Class IB
  Net asset value per share ($261,914 / 261,914
    shares outstanding)(1,000,000 shares
    authorized)....................................  $1.00
                                                     =====

    = Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of these securities amounted to $54,993 or 2.1% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                       HARTFORD
                                                                 HARTFORD               GROWTH               HARTFORD
                                                              GLOBAL LEADERS         OPPORTUNITIES         MONEY MARKET
                                                                 HLS FUND             HLS FUND(A)            HLS FUND
                                                              --------------         -------------         ------------
INVESTMENT INCOME:
  Dividends.................................................    $  11,424              $   2,495             $    --
  Interest..................................................          234                    397              43,756
  Securities lending........................................          530                     69                  --
  Less: Foreign tax withheld................................         (630)                    (8)                 --
                                                                ---------              ---------             -------
    Total investment income.................................       11,558                  2,953              43,756
                                                                ---------              ---------             -------
  EXPENSES:
  Investment advisory fees..................................        3,312                  3,659               5,696
  Administrative services fees..............................        1,237                     --               4,557
  Accounting services.......................................          124                     --                 456
  Custodian fees, gross.....................................          177                     21                  12
  Board of Directors fees...................................            5                     13                  18
  Shareholder reports fees..................................           39                     72                 204
  Distribution Fees -- Class IB.............................          126                      3                 508
  Other expenses............................................           86                    130                 221
                                                                ---------              ---------             -------
    Total expenses (before waivers and offsets).............        5,106                  3,898              11,672
  Custodian fees offset.....................................            3                      3                   6
  Distribution Fees -- Class IB waived......................           12                     --                  37
                                                                ---------              ---------             -------
    Total expenses, net.....................................        5,091                  3,895              11,629
                                                                ---------              ---------             -------
  Net investment income (loss)..............................        6,467                   (942)             32,127
                                                                ---------              ---------             -------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........     (129,141)              (134,882)                100
  Net realized gain (loss) on forward foreign currency
    contracts...............................................           94                      5                  --
  Net realized gain (loss) on foreign currency
    transactions............................................          114                    (16)                 --
  Net unrealized appreciation (depreciation) on
    securities..............................................      (20,669)               (64,626)                 --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................          (20)                    --                  --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           14                     --                  --
                                                                ---------              ---------             -------
  Net realized and unrealized gain (loss) on investments....     (149,608)              (199,519)                100
                                                                ---------              ---------             -------
  Net increase (decrease) in net assets resulting from
    operations..............................................    $(143,141)             $(200,461)            $32,227
                                                                =========              =========             =======

(a) Formerly Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                       HARTFORD
                                                                 HARTFORD               GROWTH         HARTFORD
                                                              GLOBAL LEADERS         OPPORTUNITIES   MONEY MARKET
                                                                 HLS FUND             HLS FUND(A)      HLS FUND
                                                              --------------         -------------   ------------
OPERATIONS:
  Net investment income (loss)..............................    $   6,467              $    (942)     $   32,127
  Net realized gain (loss) on investments...................     (128,933)              (134,893)            100
  Net unrealized appreciation (depreciation) on
    investments.............................................      (20,675)               (64,626)             --
                                                                ---------              ---------      ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (143,141)              (200,461)         32,227
                                                                ---------              ---------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (5,462)                    --         (29,732)
    Class IB................................................         (437)                    --          (2,395)
  From net realized gain on investments
    Class IA................................................           --                     --             (93)
    Class IB................................................           --                     --              (7)
                                                                ---------              ---------      ----------
    Total distributions.....................................       (5,899)                    --         (32,227)
                                                                ---------              ---------      ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      197,555                (76,597)        451,936
    Class IB................................................       17,790                  5,322         109,785
                                                                ---------              ---------      ----------
  Net increase (decrease) from capital share transactions...      215,345                (71,275)        561,721
                                                                ---------              ---------      ----------
  Net increase (decrease) in net assets.....................       66,305               (271,736)        561,721
NET ASSETS:
  Beginning of period.......................................      534,017                755,068       2,019,649
                                                                ---------              ---------      ----------
  End of period.............................................    $ 600,322              $ 483,332      $2,581,370
                                                                =========              =========      ==========
Accumulated net investment income (loss)....................    $   1,132              $     (16)     $       --
                                                                =========              =========      ==========

(a) Formerly Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD      HARTFORD       HARTFORD
                                                               GLOBAL        GROWTH         MONEY
                                                               LEADERS    OPPORTUNITIES     MARKET
                                                              HLS FUND     HLS FUND(A)     HLS FUND
                                                              ---------   -------------   ----------
OPERATIONS:
  Net investment income (loss)..............................  $  3,839      $      (89)   $   60,211
  Net realized gain (loss) on investments...................  (124,086)        (80,614)           21
  Net unrealized appreciation (depreciation) on
    investments.............................................    15,458        (161,095)           --
                                                              ---------     ----------    ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (104,789)       (241,798)       60,232
                                                              ---------     ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................    (2,848)             --       (57,052)
    Class IB................................................      (225)             --        (3,180)
  From net realized gain on investments
    Class IA................................................    (5,702)       (218,095)           --
    Class IB................................................      (469)             --            --
                                                              ---------     ----------    ----------
    Total distributions.....................................    (9,244)       (218,095)      (60,232)
                                                              ---------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................    19,281         151,955       625,245
    Class IB................................................    30,383              --       115,859
                                                              ---------     ----------    ----------
  Net increase (decrease) from capital share transactions...    49,664         151,955       741,104
                                                              ---------     ----------    ----------
  Net increase (decrease) in net assets.....................   (64,369)       (307,938)      741,104
NET ASSETS:
  Beginning of period.......................................   598,386       1,063,005     1,278,545
                                                              ---------     ----------    ----------
  End of period.............................................  $534,017      $  755,068    $2,019,649
                                                              =========     ==========    ==========
  Accumulated undistributed net investment income (loss)....  $    388              --    $       --
                                                              =========     ==========    ==========

(a) Formerly Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2002
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate account contracts of Fortis Benefits Insurance Company. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-five portfolios, two of which are included in these financial statements; they are Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund) and Hartford Series Fund II, Inc. (comprised of sixteen portfolios, one of which is included in these financial statements; it is Hartford Growth Opportunities HLS Fund.). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class the Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation -- Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

--------------------------------------------------------------------------------

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington have an interest in a $1,689,661 joint repurchase agreement dated 12/31/02 with State Street Bank, 1.10% due 01/02/2003. This joint repurchase agreement is collateralized by $832,024 U.S. Treasury Bonds 6.125% - 11.75% due 02/15/2010 - 11/15/2027 and $890,809 U.S. Treasury Notes 3.00% - 6.50%
         due 05/31/2003 - 10/15/2006. The maturity amounts are as follows:

        FUND                                                          MATURITY AMOUNT
        ----                                                          ---------------
        Hartford Global Leaders HLS Fund............................      34,913
        Hartford Growth Opportunities HLS Fund......................      28,680

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO), a wholly-owned subsidiary of The Hartford, have an interest in a $474,364 joint repurchase agreement dated 12/31/02 with State Street Bank, 1.10% due 01/02/2003. This joint repurchase agreement is collateralized by $324,384 U.S. Treasury Bonds 5.50% - 12.00% due 05/15/2005 - 08/15/2028, $150,009 U.S. Treasury
         Notes 3.625% due 03/31/2004. The maturity amount for the Hartford Money Market HLS Fund, Inc. is $150,480.

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2002 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

          At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

          The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss. The Funds had no future activity for the year ended December 31, 2002.

 HARTFORD HLS FUND

 DECEMBER 31, 2002
 ($000'S OMITTED)
--------------------------------------------------------------------------------

          The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

          The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds had no option activity for the year ended December 31, 2002.

     g) Forward Foreign Currency Contracts -- As of December 31, 2002, Hartford Global Leaders HLS Fund had entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Fund's Statement of Net Assets.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of December 31, 2002, the market value of securities loaned for the Hartford Global Leaders HLS Fund was $40,310 and the market value of collateral was $44,577. The market value of securities loaned for the Hartford Growth Opportunities HLS Fund was $24,165 and the market value of collateral was $25,858.

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-

--------------------------------------------------------------------------------

        dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. For the year ended December 31, 2002, the Funds did not hold any illiquid securities.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or HIMCO:

                  HARTFORD MONEY MARKET HLS FUND                          HARTFORD GLOBAL LEADERS HLS FUND
        AVERAGE DAILY NET ASSETS               ANNUAL RATE       AVERAGE DAILY NET ASSETS               ANNUAL RATE
        ------------------------               -----------       ------------------------               -----------
        All assets...........................     0.250%         On first $250 million................     0.575%
                                                                 On next $250 million.................     0.525
                                                                 On next $500 million.................     0.475
                                                                 Over $1 billion......................     0.425

 HARTFORD HLS FUND

 DECEMBER 31, 2002
 ($000'S OMITTED)
--------------------------------------------------------------------------------

              HARTFORD GROWTH OPPORTUNITIES HLS FUND
        AVERAGE DAILY NET ASSETS               ANNUAL RATE
        ------------------------               -----------
        On first $100 million................     0.700%
        Over $100 million....................     0.600

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund.

         Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Money Market HLS Fund.

         Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the following Funds; Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

         Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and each of the following Funds; Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HL provides accounting services to the Funds and receives monthly compensation at the annual rate of .02% of each Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     d) Expense Offset -- The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statements of Operations as Custodian fees expense offset.

     e) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Board of Directors waived 0.07% of this fee until April 30, 2002. Beginning May 1, 2002 the full 0.25% was charged. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

--------------------------------------------------------------------------------

4.   AFFILIATE HOLDINGS:

     As of December 31 2002, HL Advisors, LLC held direct interests in shares as follows:

                                                                            PERCENT OF                  PERCENT OF
        FUND                                                  CLASS IA     TOTAL SHARES     CLASS IB   TOTAL SHARES
        ----                                                  --------   ----------------   --------   ------------
        Hartford Growth Opportunities HLS Fund..............    --             --             S--          0.15%

---------------

S Due to the presentation of the financial statements in thousands, the number of shares rounds to zero.

5.   INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2002, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

                                                                       COST OF       SALES
        FUND                                                          PURCHASES     PROCEEDS
        ----                                                          ----------   ----------
        Hartford Global Leaders HLS Fund............................  $2,094,705   $1,895,958
        Hartford Growth Opportunities HLS Fund......................   1,102,048    1,165,250

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2002, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                    ACCUMULATED     ACCUMULATED
                                                                   ACCUMULATED     NET REALIZED    NET REALIZED
                                                                  NET INVESTMENT   GAIN(LOSS) ON   GAIN(LOSS) ON
        FUND                                                       INCOME(LOSS)     INVESTMENTS     INVESTMENTS
        ----                                                      --------------   -------------   -------------
        Hartford Global Leaders HLS Fund........................       $176           $(5,019)        $ 4,843
        Hartford Growth Opportunities HLS Fund..................        927               145          (1,072)

     TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

     As of December 31, 2002, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                                                    NET UNREALIZED
                                                                       UNREALIZED     UNREALIZED    APPRECIATION/
        FUND                                               TAX COST   APPRECIATION   DEPRECIATION   (DEPRECIATION)
        ----                                               --------   ------------   ------------   --------------
        Hartford Global Leaders HLS Fund.................  $654,460     $28,976        $(28,294)       $   682
        Hartford Growth Opportunities HLS Fund...........   519,096      29,012         (36,561)        (7,549)

 HARTFORD HLS FUND

 DECEMBER 31, 2002
 ($000'S OMITTED)
--------------------------------------------------------------------------------

7.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2002, the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:

                                                                                  YEAR OF
        FUND                                                           AMOUNT    EXPIRATION
        ----                                                          --------   ----------
        Hartford Global Leaders HLS Fund............................  $114,725      2010
        Hartford Global Leaders HLS Fund............................   158,794      2009
        Hartford Global Leaders HLS Fund............................     3,513      2008
        Hartford Growth Opportunities HLS Fund......................   128,757      2010
        Hartford Growth Opportunities HLS Fund......................    88,293      2009

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Global Leaders HLS Fund carry forwards may apply.

     For the fiscal year ended December 31, 2002, the following Funds have elected to defer losses occurring between November 1, 2002 and December 31, 2002 as follows:

                                                                      CAPITAL LOSS   CURRENCY LOSS
        FUND                                                            DEFERRED       DEFERRED
        ----                                                          ------------   -------------
        Hartford Global Leaders HLS Fund............................     $  899           $--
        Hartford Growth Opportunities HLS Fund......................      4,847            16

8.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid during 2002 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Global Leaders HLS Fund............................  $ 5,899       $  --         $  --
        Hartford Money Market HLS Fund..............................   32,227          --            --

     The tax character of distributions paid during 2001 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Global Leaders HLS Fund............................  $ 6,484      $  2,760       $  --
        Hartford Growth Opportunities HLS Fund......................   26,558       191,537          --
        Hartford Money Market HLS Fund..............................   60,232            --          --

     As of December 31, 2002, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Global Leaders HLS Fund..........................     $1,112           $  --          $   653
        Hartford Growth Opportunities HLS Fund....................         --              --           (7,549)
        Hartford Money Market HLS Fund............................        S--              --               --

---------------

S Due to the presentation of the financial statements in thousands, the undistributed ordinary income rounds to zero.

--------------------------------------------------------------------------------

9.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the year ended December 31, 2002:

                                                                    HARTFORD GROWTH            HARTFORD
                                                HARTFORD             OPPORTUNITIES           MONEY MARKET
                                        GLOBAL LEADERS HLS FUND        HLS FUND                HLS FUND
                                        ------------------------   -----------------   ------------------------
                                          SHARES       AMOUNT      SHARES    AMOUNT      SHARES       AMOUNT
                                        ----------   -----------   ------   --------   ----------   -----------
        CLASS IA
        Shares sold...................    453,367     $ 595,753     1,112   $ 20,116    7,433,161   $ 7,433,161
        Shares issued in merger.......    183,081       253,327        --         --      122,443       122,443
        Shares issued on reinvestment
          of distributions............        727         5,462        --         --       29,756        29,756
        Shares redeemed...............   (474,221)     (656,987)   (5,284)   (96,713)  (7,133,424)   (7,133,424)
        Shares in 1 for 10 stock
          split.......................   (451,449)           --        --         --           --            --
                                         --------     ---------    ------   --------   ----------   -----------
        Net Increase (Decrease).......   (288,495)    $ 197,555    (4,162)  $(76,597)     451,936   $   451,936
                                         ========     =========    ======   ========   ==========   ===========

                                                                    HARTFORD GROWTH            HARTFORD
                                                HARTFORD             OPPORTUNITIES           MONEY MARKET
                                        GLOBAL LEADERS HLS FUND        HLS FUND                HLS FUND
                                        ------------------------   -----------------   ------------------------
                                          SHARES       AMOUNT      SHARES    AMOUNT      SHARES       AMOUNT
                                        ----------   -----------   ------   --------   ----------   -----------
        CLASS IB
        Shares sold...................     17,083     $  25,478       329   $  5,419      390,278   $   390,278
        Shares issued in merger.......         --            --        --         --           --            --
        Shares issued on reinvestment
          of distributions............         52           437        --         --        2,405         2,405
        Shares redeemed...............     (6,220)       (8,125)       (6)       (97)    (282,898)     (282,898)
        Shares in 1 for 10 stock
          split.......................    (40,358)           --        --         --           --            --
                                         --------     ---------    ------   --------   ----------   -----------
        Net Increase (Decrease).......    (29,443)    $  17,790       323   $  5,322      109,785   $   109,785
                                         ========     =========    ======   ========   ==========   ===========

     The following information is for the year ended December 31, 2001:

                                                                    HARTFORD GROWTH            HARTFORD
                                                HARTFORD             OPPORTUNITIES           MONEY MARKET
                                        GLOBAL LEADERS HLS FUND        HLS FUND                HLS FUND
                                        ------------------------   -----------------   ------------------------
                                          SHARES       AMOUNT      SHARES    AMOUNT      SHARES       AMOUNT
                                        ----------   -----------   ------   --------   ----------   -----------
        CLASS IA
        Shares sold...................    296,824     $ 433,293       781   $ 22,152   10,370,478   $10,370,478
        Shares issued on reinvestment
          of distributions............      5,746         8,550     9,535    218,095       57,052        57,052
        Shares redeemed...............   (292,111)     (422,562)   (3,139)   (88,292)  (9,802,285)   (9,802,285)
                                         --------     ---------    ------   --------   ----------   -----------
        Net Increase (Decrease).......     10,459     $  19,281     7,177   $151,955      625,245   $   625,245
                                         ========     =========    ======   ========   ==========   ===========

 HARTFORD HLS FUND

 DECEMBER 31, 2002
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                   HARTFORD                                     HARTFORD
                                                GLOBAL LEADERS                                MONEY MARKET
                                                   HLS FUND                                     HLS FUND
                                             --------------------                       ------------------------
                                              SHARES     AMOUNT                           SHARES       AMOUNT
                                             --------   ---------                       ----------   -----------
        CLASS IB
        Shares sold........................    23,053   $  35,468                          596,786   $   596,786
        Shares issued on reinvestment of
          distributions....................       468         694                            3,180         3,180
        Shares redeemed....................    (3,971)     (5,779)                        (484,107)     (484,107)
                                             --------   ---------                       ----------   -----------
        Net Increase (Decrease)............    19,550   $  30,383                          115,859   $   115,859
                                             ========   =========                       ==========   ===========

10. LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the year ended December 31, 2002, the Funds did not have any borrowings under this facility.

11. REVERSE STOCK SPLIT:

     On November 22, 2002, a reverse stock split was declared for Hartford Global Leaders HLS Fund at a ten to one ratio.

12. REDOMESTICATION:

     Maryland Redomestication: On April 29, 2002, Hartford Growth Opportunities HLS Fund, was redomesticated as a series of a New Maryland Corporation, Hartford HLS Series Fund II, Inc.

13. FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Global Growth Series and Fortis Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Fortis Global Growth Series merged into Hartford Global Leaders HLS Fund

     Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. The Hartford Fund acquired the Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

--------------------------------------------------------------------------------

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                              CLASS IA   CLASS IB
        --------------------------------                              --------   --------
        Net assets of Fortis Global Growth on April 30, 2002........  $253,327        --
        Fortis Global Growth shares exchanged.......................    17,918        --
        Hartford Global Leaders shares issued.......................   183,080        --
        Net assets of Hartford Global Leaders immediately before the
          merger....................................................  $469,286    52,090
        Net assets of Hartford Global Leaders immediately after the
          merger....................................................  $722,613    52,090

        HARTFORD MONEY MARKET HLS FUND, INC.                           CLASS IA    CLASS IB
        ------------------------------------                          ----------   --------
        Net assets of Fortis Money Market on April 30, 2002.........  $  122,443        --
        Fortis Money Market shares exchanged........................      11,346        --
        Hartford Money Market shares issued.........................     122,443        --
        Net assets of Hartford Money Market immediately before the
          merger....................................................  $1,794,364   166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................  $1,916,807   166,561

     The Fortis Global Growth Series and Fortis Money Market Series had unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as follows:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Fortis Global Growth Series...............................      9,623           (3,966)        247,671
        Fortis Money Market Series................................         --               --         122,443

14. FUND MERGERS SUBSEQUENT TO DECEMBER 31, 2002 (SUBSEQUENT EVENT):

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on January 15, 2003 shareholders of Hartford Global Equity HLS Fund (a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and Hartford Series Fund, Inc. (the "Plan").

     Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS
     Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

15. CHANGE IN INDEPENDENT AUDITORS (UNAUDITED):

     On April 30, 2002, Ernst & Young LLP replaced Arthur Andersen LLP as independent auditors of Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund. The reports of Arthur Andersen LLP on the financial statements of the Funds for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 30, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

 HARTFORD HLS FUND

 DECEMBER 31, 2002
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     On August 1, 2002, Ernst & Young LLP, with the approval of the Board of Directors and Audit Committee, replaced KPMG LLP as independent auditors of the Hartford Growth Opportunities HLS Fund. The reports of KPMG LLP on the financial statements and financial highlights of the Funds for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 30, 2002, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                -- SELECTED PER-SHARE DATA (3) --
                                                  ---------------------------------------------------------------
                                                                           NET REALIZED
                                                                               AND
                                                  NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                                  VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                                  BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                                  OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                                  ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31, 2002
   Class IA......................................  $14.43(5)    $ 0.13(5)     $(2.95)(5)    $(2.82)(5)   $(0.11)(5)
   Class IB......................................   14.40(5)      0.12(5)      (2.96)(5)     (2.84)(5)    (0.09)(5)
   For the Year Ended December 31, 2001
   Class IA......................................   17.59(5)      0.11(5)      (3.02)(5)     (2.91)(5)    (0.08)(5)
   Class IB......................................   17.57(5)      0.08(5)      (3.02)(5)     (2.94)(5)    (0.06)(5)
   For the Year Ended December 31, 2000
   Class IA......................................   19.13(5)      0.08(5)      (1.42)(5)     (1.34)(5)    (0.09)(5)
   Class IB......................................   19.12(5)     (0.06)(5)     (1.30)(5)     (1.36)(5)    (0.08)(5)
   For the Year Ended December 31, 1999
   Class IA......................................   12.85(5)      0.03(5)       6.42(5)       6.45(5)     (0.03)(5)
   Class IB......................................   12.85(5)      0.07(5)       6.34(5)       6.41(5)        --(5)
   From inception, September 30, 1998 through
     December 31, 1998
   Class IA......................................   10.00(5)      0.01(5)       3.18(5)       3.19(5)     (0.02)(5)
   Class IB......................................   10.00(5)      0.02(5)       3.16(5)       3.18(5)     (0.01)(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA......................................   22.66        (0.03)        (6.23)        (6.26)          --
   From inception April 30, 2002 through December
     31, 2002
   Class IB......................................   21.16        (0.01)        (4.78)        (4.79)          --
   For the Year Ended December 31, 2001
   Class IA......................................   40.66           --         (9.21)        (9.21)          --
   For the Year Ended December 31, 2000
   Class IA......................................   45.14        (0.03)         2.99          2.96           --
   For the Year Ended December 31, 1999
   Class IA......................................   41.09        (0.05)        17.42         17.37        (0.09)
   For the Year Ended December 31, 1998
   Class IA......................................   36.64         0.09          6.40          6.49        (0.13)
   For the Year Ended December 31, 1997
   Class IA......................................   32.59         0.12          3.93          4.05           --
HARTFORD MONEY MARKET HLS FUND, INC.
   For the Year Ended December 31, 2002
   Class IA......................................    1.00         0.01            --          0.01        (0.01)
   Class IB......................................    1.00         0.01            --          0.01        (0.01)
   For the Year Ended December 31, 2001
   Class IA......................................    1.00         0.04            --          0.04        (0.04)
   Class IB......................................    1.00         0.04            --          0.04        (0.04)
   For the Year Ended December 31, 2000
   Class IA......................................    1.00         0.06            --          0.06        (0.06)
   Class IB......................................    1.00         0.06            --          0.06        (0.06)
   For the Year Ended December 31, 1999
   Class IA......................................    1.00         0.07            --          0.07        (0.07)
   Class IB......................................    1.00         0.07            --          0.07        (0.07)
   For the Year Ended December 31, 1998
   Class IA......................................    1.00         0.05            --          0.05        (0.05)
   From inception April 1, 1998 through December
     31, 1998
   Class IB......................................    1.00         0.04            --          0.04        (0.04)

                                                                -- SELECTED PER-SHARE DATA (3) --
                                                   ----------------------------------------------

                                                                    DISTRIBUTIONS
                                                     DIVIDENDS          FROM
                                                    IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                   NET INVESTMENT     GAINS ON          FROM
                                                       INCOME        INVESTMENTS       CAPITAL
                                                   --------------   -------------   -------------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31, 2002
   Class IA......................................      $  --(5)        $   --(5)        $  --(5)
   Class IB......................................         --(5)            --(5)           --(5)
   For the Year Ended December 31, 2001
   Class IA......................................         --(5)         (0.17)(5)          --(5)
   Class IB......................................         --(5)         (0.17)(5)          --(5)
   For the Year Ended December 31, 2000
   Class IA......................................         --(5)         (0.11)(5)          --(5)
   Class IB......................................         --(5)         (0.11)(5)          --(5)
   For the Year Ended December 31, 1999
   Class IA......................................         --(5)         (0.14)(5)          --(5)
   Class IB......................................         --(5)         (0.14)(5)          --(5)
   From inception, September 30, 1998 through
     December 31, 1998
   Class IA......................................         --(5)         (0.32)(5)          --(5)
   Class IB......................................         --(5)         (0.32)(5)          --(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2002
   Class IA......................................         --               --              --
   From inception April 30, 2002 through December
     31, 2002
   Class IB......................................         --               --              --
   For the Year Ended December 31, 2001
   Class IA......................................         --            (8.79)             --
   For the Year Ended December 31, 2000
   Class IA......................................         --            (7.44)             --
   For the Year Ended December 31, 1999
   Class IA......................................         --           (13.32)             --
   For the Year Ended December 31, 1998
   Class IA......................................         --            (2.04)             --
   For the Year Ended December 31, 1997
   Class IA......................................         --               --              --
HARTFORD MONEY MARKET HLS FUND, INC.
   For the Year Ended December 31, 2002
   Class IA......................................         --               --              --
   Class IB......................................         --               --              --
   For the Year Ended December 31, 2001
   Class IA......................................         --               --              --
   Class IB......................................         --               --              --
   For the Year Ended December 31, 2000
   Class IA......................................         --               --              --
   Class IB......................................         --               --              --
   For the Year Ended December 31, 1999
   Class IA......................................         --               --              --
   Class IB......................................         --               --              --
   For the Year Ended December 31, 1998
   Class IA......................................         --               --              --
   From inception April 1, 1998 through December
     31, 1998
   Class IB......................................         --               --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Information presented relates to a share of capital stock outstanding for the indicated period.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002 (See Note 11).
(6) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

--------------------------------------------------------------------------------

                                               -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------

                                                                                 RATIO OF
                    NET INCREASE                               NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ------   ---------------   -------------
       $(0.11)(5)      $ (2.93)(5)     $11.50(5)    (19.51)%   $  544,901          0.81%
        (0.09)(5)        (2.93)(5)      11.47(5)    (19.70)        55,421          1.03
        (0.25)(5)        (3.16)(5)      14.43(5)    (16.58)       484,661          0.81
        (0.23)(5)        (3.17)(5)      14.40(5)    (16.73)        49,356          0.99
        (0.20)(5)        (1.54)(5)      17.59(5)    (7.06)        572,517          0.81
        (0.19)(5)        (1.55)(5)      17.57(5)    (7.22)         25,869          0.99
        (0.17)(5)         6.28(5)       19.13(5)    50.37         179,675          0.86
        (0.14)(5)         6.27(5)       19.12(5)    50.11              69          1.04
        (0.34)(5)         2.85(5)       12.85(5)    31.88(2)        5,761          0.89(1)
        (0.33)(5)         2.85(5)       12.85(5)    31.82(2)           39          0.98(1)
           --            (6.26)         16.40       (27.65)       478,045          0.66
           --            (4.79)         16.37       (22.65)(2)        5,287        0.84(1)
        (8.79)          (18.00)         22.66       (22.85)       755,068          0.65
        (7.44)           (4.48)         40.66       40.66       1,063,005          0.64
       (13.23)            4.05          45.14       45.14       1,044,728          0.66
        (1.91)            4.45          41.09       41.09         762,354          0.65
           --             4.05          36.64       36.64         707,155          0.66
        (0.01)              --           1.00        1.47       2,319,456          0.49
        (0.01)              --           1.00        1.24         261,914          0.72
        (0.04)              --           1.00        3.87       1,867,520          0.48
        (0.04)              --           1.00        3.68         152,129          0.66
        (0.06)              --           1.00        6.10       1,242,275          0.48
        (0.06)              --           1.00        5.91          36,270          0.66
        (0.07)              --           1.00        4.89       1,257,436          0.47
        (0.07)              --           1.00        4.71           8,804          0.65
        (0.05)              --           1.00        5.25         872,486          0.45
        (0.04)              --           1.00        3.76(2)        2,179          0.64(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(4)
     --------------   ----------   ---------
          0.81%          1.06%        324%
          1.06           0.84         324
          0.81           0.71         363
          1.06           0.53         363
          0.81           0.63         367
          1.06           0.45         367
          0.91           0.54(6)      207
          1.16           0.36(6)      207
          1.46(1)        0.63(1)(6)     48
          1.55(1)        0.59(1)(6)     48
          0.66          (0.16)        189
          0.84(1)       (0.10)(1)     189
          0.65          (0.01)        228
          0.64          (0.08)        120
          0.66          (0.18)        175
          0.65           0.21         106
          0.66           0.33          19
          0.49           1.43          --
          0.74           1.20          --
          0.48           3.58          --
          0.73           3.40          --
          0.48           5.91          --
          0.73           5.73          --
          0.47           4.81          --
          0.72           4.63          --
          0.45           5.12          --
          0.64(1)        4.81(1)       --

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
 HARTFORD HLS SERIES FUND II, INC. AND
 HARTFORD SERIES FUND, INC.

We have audited the accompanying statements of net assets of the Hartford Growth Opportunities HLS Fund (one of the portfolios comprising Hartford HLS Series Fund II, Inc., formerly known as Fortis Series Fund, Inc.) and the Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund (two of the portfolios comprising Hartford Series Fund, Inc.) (collectively, the "Funds") as of December 31, 2002, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 for the Hartford HLS Series Fund II, Inc. were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial statements and financial highlights. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hartford Growth Opportunities HLS Fund, Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund at December 31, 2002, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /S/ Ernst & Young LLP

Boston, Massachusetts
February 5, 2003

 HARTFORD HLS MUTUAL FUNDS

 BOARDS OF DIRECTORS AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors ("Boards") are responsible for overall management of the Funds. The Boards may exercise all powers of the Funds, except those powers which are conferred solely upon or reserved to the shareholders. The Funds' Statement of Additional Information (SAI) includes additional information about the Boards and is available without charge, upon request, by calling 1-800-862-6668. The following table provides information about the members of the Boards, as well as officers of the Funds.

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF                                           PORTFOLIOS IN
                            POSITION HELD   OFFICE* AND                                         FUND COMPLEX          OTHER
                              WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES     TIME SERVED           DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN           Director         Since     Ms. Coleman has served as President         75        None
(age 70)                                     1995(1),    of Saint Joseph College since 1991
c/o Hartford Mutual Funds                     2002(2)    and President of Cashel House, Ltd.
P.O. Box 2999                                            (retail) since 1985.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
DR. ROBERT M. GAVIN           Director         Since     Dr. Gavin is an educational                 75        Dr. Gavin is a
(age 62)                                     2002(1),    consultant. Prior to September 1,                     Director of Systems
c/o Hartford Mutual Funds                     1986(2)    2001, he was President of Cranbrook                   & Computer
P.O. Box 2999                                            Education Community, and prior to                     Technology
Hartford, CT 06104-2999                                  July 1996, he was President of                        Corporation.
                                                         Macalester College, St. Paul,
                                                         Minnesota.
-----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL                 Director         Since     Mr. Hill is Partner Emeritus and a          75        None
(age 57)                                     2001(1),    founding partner of TSG Capital
c/o Hartford Mutual Funds                     2002(2)    Group, a private equity investment
P.O. Box 2999                                            firm that serves as sponsor and lead
Hartford, CT 06104-2999                                  investor in leveraged buyouts of
                                                         middle market companies. Mr. Hill is
                                                         also a Partner of TSG Ventures L.P.,
                                                         a private equity investment company
                                                         that invests primarily in
                                                         minority-owned small businesses.
-----------------------------------------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON           Director         Since     Mr. Peterson is a mutual fund               75        N/A
(age 58)                                     2002(1),    industry consultant. He was a partner
c/o Hartford Mutual Funds                     2000(2)    of KPMG LLP until July 1999.
P.O. Box 2999
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.         Director         Since     Mr. Pryor has served as Managing            75        Mr. Pryor is a
(age 69)                                     1977(1),    Director of Pryor & Clark Company                     Director of Infodata
c/o Hartford Mutual Funds                     2002(2)    (real estate investment), Hartford,                   Systems, Inc.
P.O. Box 2999                                            Connecticut, since June 1992.                         (software company),
Hartford, CT 06104-2999                                                                                        CompuDyne
                                                                                                               Corporation
                                                                                                               (security products
                                                                                                               and services) and
                                                                                                               Corcap, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN K. SPRINGER              Director         Since     Mr. Springer served as Chairman of          75        None
(age 71)                                     1978(1),    Medspan, Inc. (health maintenance
c/o Hartford Mutual Funds                     2002(2)    organization) until March 2002.
P.O. Box 2999
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

(1)  For Hartford Series Fund, Inc.

(2)  For Hartford HLS Series Fund II, Inc.

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES      TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA**           Director and        Since     Mr. Marra is President and Chief           75        Mr. Marra is a
(age 44)                    Chairman of       2002(1,2)   Operating Officer of Hartford Life,                  member of the Board
c/o Hartford Mutual Funds   the Board                     Inc. He is also a member of the                      of Directors of The
P.O. Box 2999                                             Board of Directors and a member of                   Hartford Financial
Hartford, CT 06104-2999                                   the Office of the Chairman for The                   Services Group, Inc.
                                                          Hartford Financial Services Group,
                                                          Inc., the parent company of Hartford
                                                          Life. Mr. Marra was named President
                                                          of Hartford Life in 2001 and COO in
                                                          2000, and served as Executive Vice
                                                          President and Director of Hartford
                                                          Life's Investment Products Division
                                                          from 1998 to 2000. He was head of
                                                          Hartford Life's Individual Life and
                                                          Annuities Division from 1994 to 1998
                                                          after being promoted to Senior Vice
                                                          President in 1994 and Executive Vice
                                                          President in 1996. Mr. Marra is also
                                                          a Managing Member and President of
                                                          Hartford Investment Financial
                                                          Services, LLC ("HIFSCO") and HL
                                                          Investment Advisors, LLC ("HL
                                                          Advisors").
-----------------------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH**          Director            Since     Mr. Smith served as Vice Chairman of       75        None
(age 62)                                      1996(1);    Hartford Financial Services Group,
c/o Hartford Mutual Funds                      2002(2)    Inc. from February 1997 to January
P.O. Box 2999                                             2002, as President and Chief
Hartford, CT 06104-2999                                   Executive Officer of Hartford Life,
                                                          Inc. from February 1997 to January
                                                          2002, and as President and Chief
                                                          Operating Officer of The Hartford
                                                          Life Insurance Companies from
                                                          January 1989 to January 2002.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**     President and       Since     Mr. Znamierowski currently serves as       51        None
(age 41)                    Director***        1999(1)    President of Hartford Investment
c/o Hartford Mutual Funds                                 Management Company ("HIMCO") and
P.O. Box 2999                                             Senior Vice President, Chief
Hartford, CT 06104-2999                                   Investment Officer and Director of
                                                          Investment Strategy for Hartford
                                                          Life, Inc. Mr. Znamierowski is also
                                                          a Managing Member and Senior Vice
                                                          President of HIFSCO and HL
                                                          Investment Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.        Vice President      Since     Mr. Beltz currently serves as Vice        N/A        N/A
(age 53)                                      2002(1),    President, Securities Operations of
500 Bielenberg Drive                           1993(2)    Hartford Administrative Services
Woodbury, MN 55125                                        Company ("HASCO"). He also has
                                                          served as Assistant Vice President
                                                          of Hartford Life Insurance Company
                                                          since December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President      Since     Mr. Carr has served as Assistant          N/A        N/A
(age 48)                    and Secretary     1996(1),    General Counsel since 1999, Counsel
c/o Hartford Mutual Funds                      2001(2)    since November 1996 and Associate
P.O. Box 2999                                             Counsel since November 1995, of The
Hartford, CT 06104-2999                                   Hartford Financial Services Group,
                                                          Inc. Mr. Carr is also Counsel and
                                                          Assistant Secretary of HL Advisors
                                                          and HIFSCO and Assistant Secretary
                                                          of HIMCO.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES      TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.     Vice President      Since     Mr. Davison is a Managing Director        N/A        N/A
(age 45)                                      2002(1,2)   and Director of Funds Management
c/o Hartford Mutual Funds                                 Group of Hartford Investment
P.O. Box 2999                                             Management Company.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY            Vice President      Since     Ms. Fagely has been Vice President        N/A        N/A
(age 44)                                      2002(1),    of HASCO since 1998. Prior to 1998,
500 Bielenberg Drive                           1993(2)    she was Second Vice President of
Woodbury, MN 55125                                        HASCO. She also has served as
                                                          Assistant Vice President of Hartford
                                                          Life Insurance Company since
                                                          December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS                Vice President      Since     Mr. Ferris serves as Vice President       N/A        N/A
(age 47)                                      2002(1,2)   and a director of sales and
P.O. Box 2999                                             marketing in the Investment Products
Hartford, CT 06104-2999                                   Division of Hartford Life Insurance
                                                          Company.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE R. JAY               Vice                Since     Mr. Jay has served as Secretary and       N/A        N/A
(age 49)                    President,        1996(1),    Director, Life and Equity Accounting
c/o Hartford Mutual Funds   Controller and     2001(2)    and Financial Control, of Hartford
P.O. Box 2999               Treasurer                     Life Insurance Company since 1987.
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------------------------------------------------
RYAN JOHNSON                Vice President      Since     Mr. Johnson has served as Vice            N/A        N/A
(age 42)                                      2002(1,2)   President and a director of sales
P.O. Box 2999                                             and marketing in the Investment
Hartford, CT 06104-2999                                   Products Division of Hartford Life
                                                          Insurance Company since 1999.
                                                          Previously he was with Guardian
                                                          Insurance Company in New York City.
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President      Since     Mr. Joyce currently serves as Senior      N/A        N/A
(age 43)                                      2000(1,2)   Vice President and director of
c/o Hartford Mutual Funds                                 investment products management for
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously he served as Vice
                                                          President (1997-1999) and Assistant
                                                          Vice President (1994-1997) of
                                                          Hartford Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President      Since     Mr. Levenson serves as Senior Vice        N/A        N/A
(age 36)                                      2000(1),    President of Hartford Life Insurance
c/o Hartford Mutual Funds                      2001(2)    Company and is responsible for the
P.O. Box 2999                                             Company's mutual funds line of
Hartford, CT 06104-2999                                   business. Mr. Levenson joined The
                                                          Hartford in 1995. Mr. Levenson is
                                                          also a senior vice president of
                                                          HIFSCO.
-----------------------------------------------------------------------------------------------------------------------------------

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS         COMPANIES      TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President      Since     Mr. Walters serves as Executive Vice      N/A        N/A
(age 40)                                      2000(1),    President and Director of the
c/o Hartford Mutual Funds                      2001(2)    Investment Products Division of
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously Mr. Walters was with
                                                          First Union Securities. Mr. Walters
                                                          is also a Managing Member and
                                                          Executive Vice President of HIFSCO
                                                          and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------

   * Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

(1)  For Hartford Series Fund, Inc.

(2)  For Hartford HLS Series Fund II, Inc.

  ** "Interested person," as defined in the 1940 Act, of the Company because of the person's affiliation with or equity ownership of Hartford Investment Financial Services, LLC or affiliated companies.

 *** Director of Hartford Series Fund, Inc.

 HARTFORD HLS MUTUAL FUNDS

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposals were addressed and approved at a special meeting of shareholders held on July 16, 2002.

1. Proposal to elect the individuals listed below as directors.

                                                                 WINIFRED E.    DR. ROBERT      DUANE E.      WILLIAM A.
       FUND                                                        COLEMAN       M. GAVIN         HILL          O'NEILL
       ----                                                      -----------    ----------      --------      ----------
       Hartford Money Market HLS Fund                      For  1,919,859,527  1,925,919,664  1,923,538,505  1,921,233,261
                                                      Withheld    113,222,920    107,162,783    109,543,942    111,849,185
       Hartford HLS Series Fund II, Inc.                   For    134,325,222    134,735,215    134,661,764    134,029,971
                                                      Withheld      5,204,177      4,794,184      4,867,635      5,499,428
       Hartford Series Fund, Inc.                          For  2,214,580,239  2,215,283,454  2,216,529,874  2,208,371,170
                                                      Withheld     80,682,350     79,979,136     78,732,715     86,891,419

                                                                   PHILLIP O.
       FUND                                                         PETERSON
       ----                                                        ----------
       Hartford Money Market HLS Fund                      For   1,924,161,061
                                                      Withheld     108,921,386
       Hartford HLS Series Fund II, Inc.                   For     134,716,718
                                                      Withheld       4,812,682
       Hartford Series Fund, Inc.                          For   2,216,502,388
                                                      Withheld      78,760,201

                                                        MILLARD H.     LOWNDES A.       JOHN K.       DAVID M.
       FUND                                             PRYOR, JR.        SMITH        SPRINGER     ZNAMIEROWSKI
       ----                                             ----------     ----------      --------     ------------
       Hartford Money Market HLS Fund             For  1,919,311,293  1,922,112,400  1,922,280,881  1,922,426,487
                                             Withheld    113,771,154    110,970,046    110,801,566    110,655,960
       Hartford HLS Series Fund II, Inc.          For    134,605,096    134,649,253    134,197,056    134,676,328
                                             Withheld      4,924,304      4,880,146      5,332,343      4,853,072
       Hartford Series Fund, Inc.                 For  2,215,627,511  2,215,398,663  2,211,807,370  2,214,979,373
                                             Withheld     79,635,078     79,863,926     83,455,219     80,283,217

2. Proposals to Adopt, Eliminate or Revise Certain Fundamental Investment Policies.

   A. Proposal to revise the fundamental policy regarding the issuing of senior securities.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                482,331,313    22,209,354    31,231,983
       Hartford Money Market HLS Fund                                1,753,766,636   133,764,648   145,551,162

   B. Proposal to revise the fundamental policy regarding the borrowing of money.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                479,443,442    24,620,229    31,708,979
       Hartford Money Market HLS Fund                                1,740,020,933   147,810,824   145,250,690

   C. Proposal to revise the fundamental policy regarding the borrowing of money and the issuing of senior securities.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Growth Opportunities HLS Fund                           27,959,027     1,669,310     2,387,585

   D. Proposal to revise the fundamental policy regarding investment concentrations within a particular industry.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                487,684,942    17,451,500    30,636,208
       Hartford Growth Opportunities HLS Fund                           28,451,705     1,255,779     2,308,438
       Hartford Money Market HLS Fund                                1,760,344,558   126,788,712   145,949,177

   E. Proposal to revise the fundamental policy regarding the making of loans.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                483,212,739    21,274,485    31,285,426
       Hartford Growth Opportunities HLS Fund                           27,628,768     2,006,918     2,380,236
       Hartford Money Market HLS Fund                                1,741,122,110   146,176,498   145,783,839

   F. Proposal to revise the fundamental policy regarding the underwriting of securities.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                484,615,559    20,976,336    30,180,754
       Hartford Money Market HLS Fund                                1,755,444,875   135,132,148   142,505,424

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

   G. Proposal to revise the fundamental policy regarding investments in real estate and interests therein.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                486,829,406    18,306,976    30,636,268
       Hartford Growth Opportunities HLS Fund                           28,401,821     1,260,539     2,353,561
       Hartford Money Market HLS Fund                                1,759,088,936   130,803,139   143,190,372

   H. Proposal to revise the fundamental policy regarding purchases and sales of commodities and commodities contracts.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                480,723,026    25,086,456    29,963,168
       Hartford Growth Opportunities HLS Fund                           28,089,881     1,592,084     2,333,957
       Hartford Money Market HLS Fund                                1,732,349,081   155,622,876   145,110,490

   I. Proposal to eliminate the fundamental policy regarding the diversification of investments.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                478,125,109    26,692,090    30,955,451
       Hartford Growth Opportunities HLS Fund                           27,807,330     1,756,341     2,452,251
       Hartford Money Market HLS Fund                                1,728,370,441   161,131,100   143,580,906

3. Proposal to convert the investment objectives of certain funds from fundamental to non-fundamental.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Global Leaders HLS Fund                                478,926,688    26,537,784    30,308,178
       Hartford Money Market HLS Fund                                1,713,118,982   164,274,437   155,689,028

4. Proposal to reorganize certain funds from Maryland corporations into new series of Hartford Series Fund, Inc.

       FUND                                                               FOR          AGAINST       ABSTAIN
       ----                                                               ---          -------       -------
       Hartford Money Market HLS Fund                                1,770,203,936   120,912,942   141,965,568

PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND
                                 ITS AFFILIATES
                       (herein called "we, our, and us")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:
     a) management;
     b) use; and
     c) protection;
     of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
     a) service your TRANSACTIONS with us; and
     b) support our business functions.

We may obtain PERSONAL INFORMATION from:
     a) YOU;
     b) your TRANSACTIONS with us; and
     c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
     a) your name;
     b) your address;
     c) your income;
     d) your payment; or
     e) your credit history;
     may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
     a) our insurance companies;
     b) our employee agents;
     c) our brokerage firms; and
     d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
     a) market our products; or
     b) market our services;
     to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
     a) independent agents;
     b) brokerage firms;
     c) insurance companies;
     d) administrators; and
     e) service providers;
     who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
     a) taking surveys;
     b) marketing our products or services; or
     c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
     a) "opt-out;" or
     b) "opt-in;" as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
     a) your proper written authorization; or
     b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
     a) underwriting policies;
     b) paying claims;
     c) developing new products; or
     d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:
     a) the confidentiality; and
     b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
     a) secured files;
     b) user authentication;
     c) encryption;
     d) firewall technology; and
     e) the use of detection software.

We are responsible for and must:
     a) identify information to be protected;
     b) provide an adequate level of protection for that data;
     c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
     a) credit history;
     b) income;
     c) financial benefits; or
     d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
     a) your medical records; or
     b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
     a) PERSONAL FINANCIAL INFORMATION; and
     b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
     a) your APPLICATION;
     b) your request for us to pay a claim; and
     c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
     a) asking about;
     b) applying for; or
     c) obtaining; a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident& Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life& Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

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                                                                     PRESORTED
The Hartford                                                         STANDARD
P.O. Box 5085                                                      U.S. POSTAGE
Hartford, CT 06102-5085                                                PAID
                                                                    HUDSON, MA
                                                                   PERMIT NO. 6
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